Supplement, dated October 5, 2000, to the
                         Prospectus, dated May 1, 2000,
                    of Seligman Portfolios, Inc. (the "Fund")
                                on behalf of its
               Seligman Frontier Portfolio ("Frontier Portfolio")
          Seligman Global Growth Portfolio ("Global Growth Portfolio")
                  Seligman Global Smaller Companies Portfolio
                     ("Global Smaller Companies Portfolio")
   Seligman International Growth Portfolio ("International Growth Portfolio")


Frontier Portfolio and Global Smaller Companies Portfolio:

     The definition of "smaller companies" appearing in the highlighted boxes on pages P-13 and P-19, respectively, of the Fund's Prospectus has been revised as follows:

                 "Smaller  Companies:  Companies  with  market
                  capitalization, at the time of purchase by the Portfolio, of $2 billion or less."


Global Growth Portfolio and International Growth Portfolio:

     The following information replaces the paragraphs under "Portfolio Management" under the separate sections of "Global Growth Portfolio" on page P-18 and "International Growth Portfolio" on page P-34 of the Fund's Prospectus:

The Portfolio is managed by the Seligman's Global Growth Team, which is headed by Ms. Marion S. Schultheis.

Ms. Schultheis joined Seligman in May 1998 as a Managing Director. She is a Vice President of the Fund and has been Portfolio Manager of the Portfolio since May 1998. Prior to joining Seligman, Ms. Schultheis was a Managing Director at Chancellor LGT from October 1997 to May 1998 and Senior Portfolio Manager at IDS Advisory Group Inc. from August 1987 to October 1997. Ms. Schultheis also manages the Seligman Capital Fund, Inc. and Seligman Growth Fund, Inc. Ms. Schultheis is also a Vice President of Seligman Global Fund Series, Inc., and the Global Growth Team, which she heads, manages its Seligman International Growth Fund and Global Growth Fund.

Prior to March 31, 2000, Henderson Investment Management Limited (HIML) served as a subadviser to the Portfolio. HIML, established in 1984, is a wholly owned subsidiary of Henderson, plc, a United Kingdom corporation. For the year ended December 31, 1999, Seligman paid HIML a fee for its services in respect of the Portfolio based on the assets under HIML's supervision. This fee did not affect the fees paid by the Portfolio.


SP1S1-10/2000